UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant    ☑

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☑           Definitive Additional Materials

☐           Soliciting Material Pursuant to Section 240.14a-12

TEGAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)           Proposed maximum aggregate value of transaction:
(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4)           Date Filed:

TEGAL CORPORATION
2201 South McDowell Boulevard, Petaluma, California 94954

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held at 10:00 a.m., September 23, 2008.

1. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2. The Proxy Statement for the 2008 Annual Meeting of Stockholders and the Annual Report for the fiscal year ended March 31, 2008 are available at http://www.cfpproxy.com/6049.

3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 12, 2008 to facilitate timely delivery.

The annual stockholder meeting will be held at 10:00 a.m. on September 23, 2008, at the Company’s Petaluma offices at 2201 South McDowell Boulevard, Petaluma, California 94954.
The matters to be covered are noted below:

1. Election of each of Edward A. Dohring, Jeffrey M. Krauss, Carl Muscari, H. Duane Wadsworth and Thomas R. Mika as a member of the board of directors, as described in Proposal No. 1 in the Proxy Statement;

2. Ratification of the appointment of Burr, Pilger & Mayer LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending March 31, 2009, as described in Proposal No. 2 in the Proxy Statement; and

3. Other matters as may properly come before the Annual Meeting.

The Board of Directors of Tegal Corporation recommends voting for Proposal Nos. 1 and 2.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Stockholder Control Number, which can be found in the bottom right hand corner of this notice, and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the proxy card you will receive, and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

To request a paper or e-mail copy of these documents, you will need your Stockholder Control Number, which can be found in the lower right hand corner of this notice. Then, either:

s Call our toll-free number, (800) 951-2405; or
s Visit our website at http://www.cfpproxy.com/6049
s Send us an email at fulfillment@rtco.com.

and enter the Stockholder Control Number when prompted, or, if you send us an email, enter it in the subject line.

                                                                                         Stockholder Control Number